LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (to be known as

LVIP BlackRock Global Allocation V.I. Managed Risk Fund on February 8, 2016)

(each, a “Fund”, and together, the “Funds”)

Supplement Dated January 8, 2016

to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in each Fund’s summary prospectus. You may obtain copies of a Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectuses for the Funds:

Effective May 1, 2016, the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks.

Milliman Financial Risk Management LLC will be added as an additional sub-adviser to the Fund.

The following replaces the first three paragraphs of the discussion of the “Risk Management Strategy” under Principal Investment Strategies:

Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy. The Fund’s risk management strategy seeks to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. Although the adviser is permitted to allocate up to 20% of the Fund’s assets to the risk management strategy, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the strategy.

The risk management strategy consists of selling (short) (i.e. hedging) and buying (long) positions in exchange-traded futures contracts. Milliman selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. The risk management strategy is separate and distinct from any riders or features of your insurance contract.

Milliman will regularly adjust the level of exchange-traded futures contracts to manage the overall portfolio volatility. “Volatility” in this context means variance in the Fund’s investment returns. Even in periods of low volatility in the equity markets, Milliman will continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the strategy. Milliman will seek to hedge currency risk involved in foreign futures contracts.

The following replaces Risk Management Strategy Risk under Principal Risks:

●	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models. There is no guarantee that the models will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models.

The following is added under Investment Adviser:

Investment Sub-Adviser: Milliman Financial Risk Management LLC (“Milliman”)

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck	Director of Portfolio Management	Since May 2016